Exhibit 10.1

Form of Vertical Data Inc.

Subscription Agreement

Shares of Common Stock

This Subscription Agreement (this “Agreement”) made as of _______, 2026, is by and between Vertical Data, Inc., a corporation organized and existing under the laws of the State of Nevada (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively the “Purchasers” or the “undersigned”).

WHEREAS, subject to the terms and conditions set forth in this Agreement, and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), Rule 506 promulgated under the Securities Act (“Rule 506”), and/or Regulation S under the Securities Act (“Regulation S”), the Company desires to issue and sell to each Purchaser, and each Purchaser desires to purchase from the Company, that number of shares (the “Shares” or the “Investment Securities”) of the Company’s common stock, par value $0.0001 per share (the “common stock”), set forth on the signature page hereto, to U.S. Purchasers who are “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act), and any non-accredited investors only if permitted under Rule 506 and to persons who are not U.S. Persons (as defined below) under Regulation S and definitive documentation in a private placement (the “Offering”); and

WHEREAS, the Purchaser understands that the Offering is being made without registration of the Shares under the Securities Act, or any securities law of any state of the United States or of any other jurisdiction and is being made only to “accredited investors”, non-accredited investors only if permitted under Rule 506 or non-U.S. Persons under Regulation S; and

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, the Investment Securities as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

1. Subscription. Each Purchaser hereby subscribes to purchase the number of Investment Securities set forth on the signature page hereto and agrees to pay in full for such Investment Securities the aggregate subscription amount set forth on the signature page hereto by wire transfer or check subject to receipt upon execution of this Agreement. The wire transfer instructions are included on Exhibit A attached hereto and all checks that are mailed must be sent to the Company’s address on Exhibit B attached hereto by overnight express (DHL, UPS, United States Postal Service Express, or Federal Express) with tracking numbers provided to the Company. The purchase price per Share will be equal to the market price, calculated as the five (5) Trading Day volume-weighted average price (“5-Day VWAP”) of the Company’s common stock for the five (5) Trading Days ending on the Trading Day immediately prior to the applicable closing date.

For purposes of this Agreement:

“Trading Day” means a day on which the Trading Market is open for trading.

“Trading Market” means the OTCQB operated by the OTC Markets Group, Inc., the OTC Bulletin Board, or the OTCQX; provided, however, that in the event the shares of the Company’s common stock are ever listed or traded on the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca (or any nationally recognized successor to any of the foregoing), then the “Trading Market” shall mean such other market or exchange on which the Company’s shares of common stock are then listed or traded.

2. Beneficial Ownership Cap. No Purchaser may acquire Shares to the extent that, immediately after giving effect to the purchase, such Purchaser, together with its affiliates and any persons acting as a group, would beneficially own more than 4.99% of the Company’s outstanding common stock, calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13d-3 thereunder, unless otherwise approved by the Company and permitted by applicable law and Trading Market rules, if applicable.

3. Agreements and Understandings of the Undersigned. Each Purchaser agrees and understands that:

3.1. Each Purchaser is entitled to full information about the Company and its principals. Written materials describing the Company, and the Investment Securities (the “Investment Documents”), which include the Company’s most recent Annual Report on Form 10-K for the fiscal year ended September 30, 2025 filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on December 29, 2025, as updated by the Company’s subsequent Quarterly Reports on Form 10-Q, the Company’s Current Reports on Form 8-K and other reports publicly filed by the Company with the SEC, have been furnished to the undersigned prior to execution of this Agreement and the undersigned has been given the time required to read such materials, alone or with the undersigned’s advisor(s). Purchasers will rely on the Company’s public filings with the SEC (the “SEC Filings”) and any written Offering materials authorized by the Company in writing. No unauthorized oral or written statements will modify this Agreement or the Company’s SEC Filings.

3.2. If the undersigned has made any deposit, escrow or other payment in whole or in part toward the purchase of the Investment Securities offered hereby before executing this Agreement, the undersigned may elect to either: (i) ratify the undersigned’s investment and receive a credit in full for such payment by execution of this Agreement; or (ii) have returned on demand the full amount of such payment, less distributions received by the undersigned, if any, plus lawful interest, at which time the undersigned will have no interest in or further obligation in regard to the Investment Securities offered hereby.

3.3. The undersigned (or the entity for which the undersigned is acting, if any) will not offer or sell all or any part of the undersigned’s Investment Securities unless and until the Investment Securities are registered under the Securities Act, and under applicable state laws or unless the undersigned has delivered to the Company an opinion of counsel satisfactory to it that such registration is not required.

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3.4. One or more closings may occur on dates determined by the Company after receipt and acceptance of executed Agreements and cleared funds. The Company may waive, extend, or modify closing procedures as permitted by law and definitive documentation.

3.5. The Company will have sole discretion to accept, reject, reduce, or partially accept any subscription, including by scaling allocations pro rata, by investor category, by timing of subscription, by strategic relationship, or by any other allocation methodology the Company determines appropriate if demand exceeds the target raise of $5,000,000 or if acceptance would raise legal, regulatory, Trading Market, concentration, investor suitability, or administrative concerns.

3.6. The Company shall use the net proceeds from the sale of the Investment Securities hereunder for general corporate purposes, working capital, transaction expenses, and such other purposes as determined by the Company.

3.7. If the undersigned is neither a United States citizen nor a resident of the United States, then the undersigned agrees: (i) to supply the Company with any and all information necessary so that the Company may satisfy any and all United States legal reporting requirements; and (ii) to indemnify the Company for any liability incurred by the Company as a result of its failure to withhold any taxes or comply with any reporting requirements because the undersigned did not provide the necessary information to the Company to enable it to withhold the necessary taxes or fully comply with such requirements. Furthermore, if the undersigned is a foreign investor who fails to timely file U.S. Internal Revenue Service Form 4224 with the Company (the first such Form must be filed in duplicate with the Company prior to the acceptance of this subscription), the undersigned agrees, at the request of the Company, to execute any and all documents and instruments requested by the Company in order to consummate a sale or disposition of the Investment Securities as required to comply with law.

3.8. The Purchaser acknowledges that the Offering of the Shares may involve tax consequences, and that the contents of the Investment Documents furnished by the Company do not contain tax advice or information with respect to the Offering. The Purchaser acknowledges that he, she or it must retain his, her or its own professional advisors to evaluate the tax and other consequences of an investment in the Shares in the Offering.

3.9. The Purchaser understands that Rule 144 (the “Rule”) promulgated under the Securities Act requires, among other conditions, a six (6) month holding period prior to the resale (in limited amounts) of securities acquired in a non- public offering, such as the Offering, without having to satisfy the registration requirements under the Securities Act. The Purchaser understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Exchange Act, or its dissemination to the public of any current financial or other information concerning the Company, as is required by Rule 144 as one of the conditions of its availability. The Purchaser consents that the Company may, if it desires, permit the transfer of the Shares out of his, her or its name only when his, her or its request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the Securities Act, any applicable state “blue sky” laws or any applicable securities laws of any other country, province or jurisdiction (collectively, “Securities Laws”).

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3.10. The Purchaser is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The Purchaser agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that The Purchaser is permitted to do so under applicable law. The Purchaser represents that if it is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), that the Purchaser maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. The Purchaser also represents that, to the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, the Purchaser maintains policies and procedures reasonably designed to ensure that the funds held by the Purchaser and used to purchase the Shares were legally derived.

3.11. If the undersigned is an organization (other than a cooperative described in Section 521 of the Internal Revenue Code of 1986, as amended) whose income from the Company will be exempt from United States income tax, the undersigned shall so advise the Company.

3.12. THE OFFERING OF THESE INVESTMENT SECURITIES IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”). AS SUCH THE UNDERSIGNED MUST BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD OF TIME BECAUSE THE SECURITIES CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. RESTRICTIONS WILL BE PLACED ON THE TRANSFERABILITY OF THE INVESTMENTS SECURITIES.

3.13. THESE INVESTMENT SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE STATE OR JURISDICTION OF THE UNDERSIGNED’S RESIDENCE NOR HAS THE STATE OR JURISDICTION OF THE UNDERSIGNED’S RESIDENCE PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS. No U.S. federal or state agency has made any finding or determination as to the fairness for investment, nor recommendation or endorsement, of the Investment Securities.

3.14. THESE INVESTMENT SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR HAS THE U.S. SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF ANY INFORMATIONAL MATERIALS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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For any Purchaser that is not a “U.S. Person”:

3.15. The Purchaser represents that he, she or it is not a “U.S. Person” (as defined under Rule 902 of Regulation S) and is not purchasing the Shares for the account or benefit of a U.S. Person. A “U.S. Person” means any natural person resident in the United States; any partnership or corporation organized or incorporated under the laws of the United States, its territories or possessions or any state or the District of Columbia; any estate of which any executor or administrator is a U.S. person; any trust of which any trustee is a U.S. person; any agency or branch of a foreign entity located in the United States; any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the account of a U.S. person; any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and a partnership or corporation if (i) organized or incorporated under the laws of any foreign jurisdiction, and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by “accredited investors” (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

3.16. The Purchaser acknowledges and agrees that the Shares were not being, and will not be, offered to the Purchaser in the United States, and at the time of execution of this Agreement and at the time of any offer to the Purchaser to purchase such securities hereunder, the Purchaser was physically located outside the United States.

3.17. The Purchaser acknowledges that the Company is relying on exemptions from the registration requirements of the Securities Act, which are afforded by applicable state statutes and regulations.

3.18. The Purchaser understands that the Shares were not registered under the Securities Act or the securities laws of any state, are “restricted securities” within the meaning of Regulation S and Rule 144 under the Securities Act, and are subject to substantial restrictions on transfer.

4. Warranties of the Undersigned. The undersigned represents and warrants that:

4.1. The undersigned has reached the age of majority in the state in which the undersigned resides.

4.2. The undersigned (or the entity for which the undersigned is acting, if any) intends to retain indefinitely, and has no present arrangement, understanding or agreement for disposing of the Investment Securities and takes such Investment Securities solely for the account of the name(s) which appear below.

4.3. If a trust, corporation, partnership, or other entity, the undersigned: (i) is duly organized and validly existing under the laws of the state of formation; (ii) is duly authorized and empowered to purchase the Investment Securities; (iii) was not organized exclusively for the purpose of acquiring the Investment Securities and has an independent reason for existence beyond such investment; (iv) has duly authorized the signatory hereto to execute this Agreement on behalf of the undersigned, and, upon such execution, this Agreement and any related documents shall be a binding obligation of the undersigned; and (v) will, upon request of counsel to the Company, furnish evidence of the representations and warranties of this subparagraph, including certified copies of the certificate (articles) of incorporation, articles of (limited) partnership, or other creating or implementing documents.

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4.4. If the undersigned is not an accredited investor under Regulation D of the General Rules and Regulations of the SEC, the undersigned, either alone or with an advisor(s), has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the prospective investment.

4.5. It has been called to the undersigned’s attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to the benefit of investors. The economic benefit from an investment in the Investment Securities depends on the ability of the Company to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Company or its management. Accordingly, the suitability for any particular investor of a purchase of the Investment Securities will depend upon, among other things, such investor’s investment objectives and such investor’s ability to accept speculative risks, including the risk of a total loss of investment in the Investment Securities. The undersigned and the undersigned’s advisor(s), if any, have carefully reviewed and understand the risk of, and other considerations relating to, a purchase of the Investment Securities.

4.6. The undersigned is able to bear the economic risks of this investment, is able to hold the Investment Securities for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

4.7. The undersigned and the undersigned’s advisor(s), if any, have relied only upon the information contained in the Investment Documents furnished or made available to the undersigned and the undersigned’s advisor(s). Any other information concerning this offering, whether oral or written, may be incomplete or inaccurate. Only the Investment Documents are intended to be an accurate description of the Offering and its terms.

4.8. The Company has answered all inquiries that the undersigned and the undersigned’s advisor(s), if any, have made of it concerning the Company or any other matters relating to the business and proposed operation of the Company and the offer and sale of the Investment Securities. No oral statement, printed material, or inducement which is contrary to the information contained in the Investment Documents has been given or made by or on behalf of the Company to the undersigned or the undersigned’s advisor(s), if any.

4.9. All of the representations and information provided by the undersigned in this Agreement and any additional information which the undersigned has furnished to the Company with respect to the undersigned’s financial position and business experience is accurate and complete as of the date that this Agreement was executed by the undersigned. If there should be any material adverse change in such representations or information prior to the sale of the Investment Securities subscribed for herein to the undersigned, the undersigned will immediately furnish accurate and complete information concerning any such material change to the Company.

4.10. The undersigned represents, if the undersigned is subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), that in making the proposed investment the undersigned is aware of and has taken into consideration the diversification requirements of Section 404(a)(1)(C) of ERISA, and has concluded that the proposed investment is a prudent one.

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4.11. The Purchaser agrees that he, she or it will not sell or otherwise transfer or dispose of the Shares or any portion thereof unless such Shares have been registered under the Securities Act and any applicable state securities laws or the Purchaser obtains an opinion of counsel that is satisfactory to the Company that such Shares may be sold in reliance on an exemption from such registration requirements; provided, however, that nothing in this Agreement shall restrict the rights of the Purchaser to transfer the Shares or any portion thereof in compliance with Regulation S under the Securities Act. If any offshore sale is to be made pursuant to Regulation S, the Purchaser agrees to cause the parties to such transaction to execute a Certificate of Compliance that will be provided by the Company.

5. Representations and Warranties of the Company. The Company hereby represents and warrants to the Purchasers that, except as otherwise described in the SEC Filings, which qualify these representations and warranties in their entirety to the extent of the disclosure of the SEC Filings, as of the date hereof and the closing date of this offering (except for the representations and warranties that speak as of a specific date, which shall be made as of such date):

5.1 Organization, Good Standing and Qualification. The Company is an entity duly incorporated, validly existing and in good standing under the laws of the State of Nevada, with the requisite corporate power and authority to own or lease and use its properties and assets, to execute and deliver this Agreement, to carry out the provisions of this Agreement, to issue and sell the Investment Securities and to carry on its business as presently conducted and as proposed to be conducted as described in the SEC Filings.

5.2 Authorization. The Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders, other than in connection with the Required Approvals, is necessary for, (i) the authorization, execution and delivery of this Agreement, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Investment Securities. The Company’s execution and delivery of this Agreement and the consummation by it of the transactions contemplated hereby have been duly and validly authorized by all necessary board action. This Agreement has been duly executed and delivered by the Company and, assuming due authorization, execution and delivery by the Purchasers, constitutes valid and binding obligations of the Company enforceable in accordance with their terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors’ rights, (ii) general principles of equity that restrict the availability of equitable remedies and (iii) to the extent that the enforceability of indemnification provisions may be limited by applicable laws. “Required Approvals” means (i) the filing with the SEC of one or more resale Registration Statements in accordance with the requirements hereof, (ii) filings required by applicable state securities laws, (iii) the filing of a Notice of Sale of Securities on Form D with the SEC under Regulation D of the Securities Act, (iv) the filing of any requisite notices and/or applications to the Company’s applicable Trading Market for the listing of the Investment Securities for trading or quotation, as the case may be, thereon in the time and manner required thereby, and (v) those that have been made or obtained prior to the date of this Agreement.

5.3 Valid Issuance. The Investment Securities have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those waived or created by the Investors), except for restrictions on transfer set forth in this Agreement or imposed by applicable securities laws.

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5.4 Bad Actor Disqualification. None of the Company, any predecessor or affiliated issuer of the Company nor, to the Company’s knowledge, any director or executive officer of the Company or any promoter connected with the Company in any capacity, is subject to any of the “bad actor” disqualifications within the meaning of Rule 506(d) under the Securities Act, except for a disqualification event covered by Rule 506(d)(2) or (d)(3). The Company has complied, to the extent applicable, with any disclosure obligations under Rule 506(e) under the Securities Act.

6. “Accredited Investor” Status; Regulation S. The Investment Securities to which this subscription relates are offered and sold under an exemption from registration provided by Rule 506 of Regulation D of the General Rules and Regulations of the SEC and/or Regulation S under the Securities Act. In addition to the other requirements of Rule 506, sales of the Investment Securities are limited to no more than 35 persons who are not “accredited investors” as that term is defined in Regulation D.

The undersigned is either (i) an “accredited investor” or a non-accredited investor (no more than 35 persons) if a U.S. investor, or (ii) not a U.S. person as defined under Rule 902 of Regulation S, and the Investment Securities are being purchased for the Purchaser’s own account, for investment purposes only and not for distribution or resale to others in contravention of the registration requirements of the Securities Act. Each Purchaser agrees that it will not sell or otherwise transfer the Investment Securities unless they are registered under the Securities Act or unless an exemption from such registration is available under the Securities Act and applicable state laws and permitted by the articles of incorporation of the Company. Each Purchaser has no contract, undertaking, agreement, or arrangement with any person to sell, distribute, transfer, or pledge to such person or anyone else the Investment Securities which each Purchaser hereby subscribes to purchase, or any interest therein, and each Purchaser has no present plans to enter into any such contract, undertaking, agreement, or arrangement. Each Purchaser agrees that the Company and its affiliates shall not be required to give effect to any purported transfer of such Investment Securities except upon compliance with the foregoing restrictions.

Unless indicated otherwise herein, the undersigned falls within one of the following definitions of Accredited Investor:

For individuals:

●	The undersigned is a natural person whose individual net worth, or joint net worth with spouse, exceeds $1,000,000 (without including the value of the undersigned’s primary residence) at the time of purchase of the Investment Securities.

●	The undersigned is a natural person who had an individual income in excess of $200,000 in each of the last two years or joint income with spouse in excess of $300,000 in each of those years and reasonably expects to reach the same income level in the current year.

●	The undersigned is not a director, executive officer, or general partner of the Company, or a director, executive officer or general partner of a general partner of the Company.

●	For those Purchasers purchasing Shares under Regulation S, the undersigned is not a “U.S. Person” (as defined under Rule 902 of Regulation S) and is not purchasing the Shares for the account or benefit of a “U.S. Person”.

If an “accredited investor,” the undersigned further certifies that: (i) the undersigned (or the undersigned’s professional advisor(s)) has the capacity to protect the undersigned’s interests in this investment; (ii) the undersigned is able to bear the economic risks of this investment; and (iii) the amount of the investment does not exceed 10% of the undersigned’s net worth or joint net worth with spouse.

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For entities:

●	The undersigned is any institutional investor as provided in Regulation Section 230.501(a)(1) under the Investment Securities.

●	The undersigned is a private business development company within the meaning of Section 202(a)(22) of the Investment Advisers Act of 1940.

●	The undersigned is any organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the Investment Securities, with total assets in excess of $5,000,000.

●	The undersigned is a trust with total assets in excess of $5,000,000, not formed for the special purpose of acquiring the Investment Securities, whose investment is directed by a person described in Regulation Section 230.506(b)(2)(ii) under the Securities Act.

●	The undersigned is an entity owned entirely by any of the persons described above.

●	For those Purchasers purchasing Shares under Regulation S, the undersigned is not a “U.S. Person” (as defined under Rule 902 of Regulation S) and is not purchasing the Shares for the account or benefit of a “U.S. Person”.

7. Suitability Information for Investors who are not “Accredited Investors.” If the undersigned does NOT meet the definition above of an accredited investor, the undersigned must be able to check the following.

________ I am NOT an Accredited Investor. I have such knowledge and experience in financial and business matters that I (alone or together with a Purchaser Representative) am capable of evaluating the merits and risks of this investment.

If the undersigned is not an Accredited Investor, the Company may require that the undersigned utilize the services of a Purchaser Representative or equivalent advisor who may be required to complete a Purchaser Representative Questionnaire. A “Purchaser Representative” is defined in Regulation D, specifically Rule 506(b), and is generally a person who assists non-accredited investors evaluate the risks and merits of a private placement investment, ensuring they possess the required financial sophistication. The Purchaser Representative must be independent of the Company, typically not an affiliate, director, or 10% owner, and act solely for the investor

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8. Acceptance and Conditions of Investment.

The undersigned agrees and is aware that:

8.1. The Company reserves the unrestricted right to reject any subscription, and no subscription will be binding unless and until accepted by it. A subscription from a non-accredited investor will not be accepted if the maximum limitation on the number of non-accredited investors has already been reached.

8.2. The Company will have sole discretion to accept, reject, reduce, or partially accept any subscription, including by scaling allocations pro rata, by investor category, by timing of subscription, by strategic relationship, or by any other allocation methodology the Company determines appropriate if demand exceeds the target raise or if acceptance would raise legal, regulatory, Trading Market, concentration, investor suitability, or administrative concerns.

8.3. No Purchaser will receive most-favored-nation rights, price protection, anti-dilution adjustments, ratchets, preemptive rights, participation rights, rights of first refusal, board or observer rights, information rights beyond those available through Company public filings, or other side-letter rights, except as expressly approved by the Company in definitive documentation. Any resale registration covenant will be limited to the Shares purchased in the Offering and will not include piggyback, demand, or shelf takedown rights unless expressly agreed in definitive documentation.

8.4. A legend in substantially the following form will be placed on any certificate(s) evidencing the Shares:

“THESE SECURITIEES OFFERED HEREBY HAVE NOT BEEN REGISTERED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THESE SECURITIES ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION pursuant to Section 4(a)(2) of the SECURITIES Act and/or Rule 506(b) of Regulation D promulgated thereunder OR REGULATION S (“REGULATION S”) OF THE SECURITIES ACT, AS THE CASE MAY BE. ACCORDINGLY, THE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED BY (A) U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT, OR (B) NON U.S. PERSONS IN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, ANY U.S. PERSONS (AS DEFINED IN REGULATION S) EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND ALL APPLICABLE STATE LAWS OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION THEREUNDER, OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER THE SECURITIES ACT. THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

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8.5. Stop transfer instructions will be placed with respect to the Investment Securities so as to restrict resale or other transfer thereof subject to further items hereof, including the provisions of the legend set forth above.

8.6. Unless otherwise provided by law, the legend and stop transfer instructions described above will be placed with respect to any new certificate(s) or other document(s) issued on presentment by the undersigned of certificate(s) or other document(s) for transfer.

9. Accuracy of Information Given. The undersigned certifies that the undersigned has given the information contained herein to the best of the undersigned’s knowledge and answers thereto are complete and accurate. The undersigned agrees that the foregoing representations and warranties shall survive the purchase of the Investment Securities as well as any acceptance of this subscription for the Investment Securities. The Purchaser understands that the Shares are being offered and sold in reliance upon specific exemptions from registration provided in the Securities Act, and upon exemptions from registration under state securities laws, and acknowledges that the Offering has not been reviewed by the SEC or any state agency because it is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act and state securities laws. The Purchaser understands that the Company is relying upon, and intends that the Company rely upon, the truth and accuracy of, and The Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Shares.

10. Election of Purchaser Representative. The undersigned understands that the undersigned is entitled to be advised by a Purchaser Representative or an equivalent advisor in making a decision to invest and that (unless the undersigned is an Accredited Investor) the undersigned must be so advised if the undersigned does not have sufficient knowledge and experience in financial and business matters to evaluate the merits and risks of this investment.

11. Indemnification. The undersigned acknowledges that the undersigned understands the meaning and legal consequences of the representations and warranties hereof, and hereby agrees to indemnify and hold harmless the Company, its affiliates, attorneys, accountants, agents, employees and any selling security holder from and against any and all loss, damage or liability, including, without limitation, reasonable attorneys’ fees incurred as a result of such breach, due to or arising out of a breach of any such representations or warranties. This indemnification shall not require that the Company shall have been determined by any Federal, state or other authority or person to have qualified for any exemption from the registration provisions of Federal or state securities laws, rules or regulations.

12. Arbitration. The undersigned hereby agrees that any and all claims (other than claims for injunctive or other equitable relief) now or at any time hereafter as to which the Company, its affiliates, attorneys, accountants, agents or employees and the undersigned, the undersigned’s successors or assigns may be adverse parties, whether arising out of this agreement or from any other cause, will be resolved by arbitration before the American Arbitration Association. Each party irrevocably consents to subject matter and personal jurisdiction before the American Arbitration Association. The parties covenant that under no conditions will any of them file any action at law against any other or bring any claim in any forum other than before the American Arbitration Association, and they agree that any litigation, if filed, shall be immediately dismissed upon application and shall be referred for arbitration hereunder with costs and attorneys’ fees to the prevailing party. The situs of arbitration and any counterclaims shall be selected by the person against whom arbitration is sought provided that such situs is within the United States and is the situs of such person’s principal residence or place of business. Any dispute concerning situs shall be determined by the American Arbitration Association.

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The parties shall restrict themselves to claims for compensatory damages. No claims shall be made by any party for lost profits, punitive or similar damages. The parties agree that any award or decision by the American Arbitration Association shall be final and non-appealable except as to errors of law. Any appeal from an award of the arbitrator shall be taken to the appropriate court having jurisdiction over the situs of the arbitration. No bond shall be required of any party on appeal, and no enforcement of the award shall be granted until a determination of the appeal is final or until time to take an appeal has expired. Each party shall pay their own attorneys’ fees and costs of the arbitration and any appeal.

It is the intent of the parties and their affiliates to deal with all disputes between them by arbitration to the maximum degree allowed by law (including claims against any party’s current or former attorneys, accountants, agents, employees, successors or assigns), and if any claim or claims should be held not subject to arbitration, only such claim or claims shall be excluded from this paragraph.

13. Miscellaneous.

This Agreement and the rights, powers, and duties set forth herein will be binding upon the undersigned, undersigned’s heirs, estate, legal representatives, successors, and permitted assigns and will benefit the Company.

If any provision of this Agreement is invalid or unenforceable, then such provision will be inoperative and will be modified to conform to such statute or rule of law, but this occurrence will not affect the validity or enforceability of any other provision of this Agreement.

This Agreement may be executed through the use of separate signature pages or in any number of counterparts. Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to the Company, at Vertical Data, Inc., 1980 Festival Plaza Drive, Suite 300, Las Vegas, Nevada 89135, Attention: Deven Soni, and to the Purchaser at his, her or its address indicated on the signature page of this Agreement. Notices shall be deemed to have been given three (3) business days after the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

Each party will bear its own legal, accounting, advisory, and other expenses unless otherwise provided in a definitive written agreement between the parties.

The Company intends to prepare and file with the SEC a registration statement or prospectus supplement, as applicable, covering the resale of the Shares promptly after the final closing, and in any event no later than ninety (90) days after the final closing, subject to SEC rules, Trading Market requirements, and the Company’s then-current financing plans and opportunities. The Shares will remain restricted until registered for resale or transferable under an available exemption.

This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof, and there are no representations, warranties, covenants, or other agreements between the undersigned and the Company.

PLEASE EXECUTE THE ATTACHED SIGNATURE PAGE

The Investment Securities to which this subscription relates are offered and sold under an exemption from registration provided by Rule 506 of Regulation D of the General Rules and Regulations of the Securities and Exchange Commission. In addition to the other requirements of Rule 506, sales of the Investment Securities are limited to no more than 35 persons who are not “accredited investors” as that term is defined in Regulation D.

[Signature page follows]

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Vertical Data Inc.

Purchaser Signature Page to Subscription Agreement

Name of Purchaser

Street

City, State, Zip Code

Number of Shares Being Purchased:

Aggregate Subscription Amount ($[____] per share):	$

By:
(Signature)

Date:

Taxpayer Identification Number or (Social Security number for individuals):

Status (if not individual):

( ) Trust	( ) Corporation
( ) Partnership	( ) Other_____________________________
( ) IRA	(Describe)

Title to be Taken By (if not individual):

( ) Joint Tenant with
(Name of co-tenant)

( ) Other (describe):

Accepted:

Vertical Data Inc.

By:
Name:	Deven Soni
Title:	Chairman and Chief Executive Officer

Date:

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Exhibit A

BANK WIRE INSTRUCTIONS

FOR INVESTMENT IN

SHARES OF COMMON STOCK OF

VERTICAL DATA INC.

Dear _____________________:

Please share the banking information listed below with your banker to initiate the transfer of investment funds.

Please wire $__________ to:

Beneficiary:	VERTICAL DATA INC.
1980 Festival Plaza Drive, Suite 300
Las Vegas, Nevada 89135

Beneficiary Bank:	[_________]

Bank Address:	[_________]

Beneficiary Account Number:	[_________]

Swift Code (International):	[_________]

Routing Number (Domestic):	[_________]

Client (Beneficiary) Name: Vertical Data Inc.
Account Number: [_______]
Wire Routing#: [_______]
Bank Address: [_______]
Beneficiary Address: [_______]

Please do not hesitate to contact your personal financial advisor or Purchaser Representative if you need anything further or have any additional questions. Thank you.

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Exhibit B

Vertical Data Inc.

1980 Festival Plaza Drive, Suite 300

Las Vegas, Nevada 89135

Attention: Deven Soni

Chairman and Chief Executive Officer

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